UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2006
CABG MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-51050	41-958628

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
14505 21st Avenue North, Suite 212
Minneapolis, MN 55447
(Address of principal executive offices) (Zip Code)
(763) 258-8005
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
SIGNATURE

Item 3.02. Unregistered Sales of Equity Securities.
On April 19, 2006, Angiodevice International GmbH exercised a warrant to purchase 1,265,823 shares of Common Stock of CABG Medical, Inc. at $.01 per share. For this transaction, we relied on Section 4(2) of the Securities Act for an exemption for a transaction not involving a public offering.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 24, 2006

CABG MEDICAL, INC.
By:	/s/ John L. Babitt
John L. Babitt
President, Chief Operating Officer and Chief Financial Officer